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                                                                    EXHIBIT 99.1



                         SUPPORT AND EXCHANGE AGREEMENT


         THIS SUPPORT AND EXCHANGE AGREEMENT, dated as of May 30, 2002 (this "Agreement"), is by and among D&B Holdings I, Inc., a Delaware corporation ("Parent"), D&B Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), and each of the parties listed on Exhibit A hereto (each in his, her or its individual capacity, a "Stockholder," and, collectively, the "Stockholders").

                              W I T N E S S E T H:

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent, Purchaser and Dave & Buster's, Inc., a Missouri corporation (the "Company"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides for, upon the terms and subject to the conditions set forth therein, (i) the commencement by Purchaser of a cash tender offer (the "Offer") to purchase all of Company's outstanding shares of common stock, par value $.01 per share (the "Shares"), at a price of $12.00 per share, and (ii) the subsequent merger of Purchaser with and into the Company (the "Merger");

         WHEREAS, as of the date hereof, each Stockholder owns, beneficially and of record, (i) the number of Shares set forth beside such Stockholder's name on Exhibit A (all such Shares together with any additional Shares which may hereafter be acquired by such Stockholder prior to the termination of this Agreement, whether upon the exercise of options or by means of purchase, dividend, distribution or otherwise, being referred to herein as the "Owned Shares") and (ii) stock options to purchase the number of option Shares set forth beside such Stockholder's name on such Exhibit A (the "Rollover Options");

         WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Purchaser have required that the Stockholders enter into this Agreement; and

         WHEREAS, in order to induce Parent and Purchaser to enter into the Merger Agreement, each Stockholder is willing to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Purchaser and each Stockholder hereby agree as follows:

                                    ARTICLE I

                                VOTING OF SHARES;
                       OTHER COVENANTS OF THE STOCKHOLDER

         SECTION 1.1. Voting of Shares. From the date hereof until termination of this Agreement pursuant to Section 6.2 hereof (the "Term"), at any meeting of the stockholders of the Company, however called, the Stockholder shall vote the Owned Shares (i) in favor of the Merger and the Merger Agreement (as amended from time to time), (ii) against any Acquisition


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Proposal and against any proposal for action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which is reasonably likely to result in any of the conditions of the Company's obligations under the Merger Agreement, not being fulfilled, or any other action which could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement or the likelihood of such transactions being consummated and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement. The foregoing obligations shall also apply to any action to be taken by written consent of Company stockholders without a meeting.

         SECTION 1.2. No Inconsistent Arrangements. Except as contemplated by this Agreement and the Merger Agreement, the Stockholders shall not during the Term (i) transfer (which term shall include, without limitation, any sale, assignment, gift, pledge, hypothecation or other disposition), or consent to any transfer of, any or all of the Owned Shares or any interest therein, or create or permit to exist any Encumbrance (as defined in Section 4.3 hereof) on such Owned Shares, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Owned Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Owned Shares, (iv) deposit the Owned Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Owned Shares, or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

         SECTION 1.3. Waiver of Appraisal Rights. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger.

         SECTION 1.4. Stop Transfer. The Stockholders shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Owned Shares, unless such transfer is made in compliance with this Agreement.

         SECTION 1.5. No Solicitation. During the Term, the Stockholders shall not, nor shall any Stockholder permit or authorize any of its partners, employees, agents or representatives (collectively, the "Representatives") to, take any action which a Company Representative would be prohibited from taking by the terms of Section 5.2 of the Merger Agreement. Each Stockholder will promptly notify Parent of the existence of any proposal, discussion, negotiation or inquiry received by such Stockholder and will immediately communicate to Parent the terms of any proposal, discussion, negotiation or inquiry which it may receive (and will promptly provide to Parent copies of any written materials received by it in connection with such proposal, discussion, negotiation or inquiry) and the identity of the Person making such proposal or inquiry or engaging in such discussion or negotiation. Any action taken by the Company's directors or officers, acting solely in their corporate capacities, consistent with Section 5.2 of the Merger Agreement shall not be considered to violate this
Section 1.5.

         SECTION 1.6. No Tender. The Stockholders will not tender any of their Owned Shares in the Offer.



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                                   ARTICLE II

                               EXCHANGE OF SHARES

         SECTION 2.1. Exchange. The equity capitalization of Parent (including shares reserved for issuance under Parent stock incentive plans) as of immediately following the Exchange (as defined below) shall be as set forth on Exhibit B hereto (the "Parent Equity Schedule"). Each Stockholder shall, effective as of the third business day following expiration of the Offer, (i) exchange such Stockholder's Owned Shares for newly-issued shares of capital stock of Parent and (ii) exchange such Stockholder's Rollover Options for new stock options, in each case consistent with the Parent Equity Schedule (the "Exchange"); provided that the cash equity contributions of the "Investcorp Holders" as reflected in such Exhibit B shall be made prior to or concurrently with such Exchange and Purchaser shall have accepted for payment Shares tendered pursuant to the Offer. At the time of the Exchange, the certificate of incorporation of Parent will be substantially in the form of Exhibit C hereto.

         SECTION 2.2. Certain Warranties. The transfer by the Stockholders of the Owned Shares to Parent pursuant to this Agreement shall pass to and unconditionally vest in Parent good and valid title to the Owned Shares, free and clear of all Encumbrances whatsoever.

         SECTION 2.3. Disclosure. Each Stockholder hereby authorizes Parent and Purchaser to publish and disclose in the Offer Documents and, if approval of the Company's stockholders is required under applicable law, the Proxy Statement (including all documents and schedules filed with the SEC), such Stockholder's identity and ownership of the Owned Shares and the nature of its commitments, arrangements and understandings under this Agreement. Each Stockholder will join as a filing party in the Schedule 13E-3 filings made in connection with the Offer and the Merger.

                                   ARTICLE III

                              SHAREHOLDER AGREEMENT

         SECTION 3.1. Stockholder Agreement. The obligations of the parties to effect the Exchange shall be conditioned on the execution, delivery and effectiveness of the Stockholder Agreement attached hereto as Exhibit D by parties named therein, including the Stockholders.

                                   ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         Each Stockholder hereby represents and warrants to Parent and Purchaser as follows:

         SECTION 4.1. Due Authorization, etc. Such Stockholder has all requisite power and authority to execute, deliver and perform this Agreement, to appoint Purchaser and Parent as its Proxy and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. This




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Agreement has been duly executed and delivered by or on behalf of such
Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

         SECTION 4.2. No Conflicts; Required Filings and Consents.

         (a) Except as would not impair or delay the ability of such Stockholder to consummate the transactions contemplated hereby, the execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) subject to the filings referred to in Section 4.2(b), conflict with or violate any law applicable to such Stockholder or by which such Stockholder or any of such Stockholder's assets is bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, acceleration or cancellation of, or result in the creation of an Encumbrance on any assets of such Stockholder, including, without limitation, Owned Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's assets is bound or affected.

         (b) Except as would not impair or delay the ability of such Stockholder to consummate the transactions contemplated hereby, the execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the HSR Act or the Exchange Act).

         SECTION 4.3. Title to Shares. Except as disclosed to Holdings in writing by such Stockholder, such Stockholder is the sole record and beneficial owner of the Owned Shares, free and clear of any pledge, lien, security interest, mortgage, charge, claim, equity, option, proxy, voting restriction, voting trust or agreement, understanding, arrangement, right of first refusal, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind ("Encumbrances"), except for Encumbrances or proxies arising pursuant to this Agreement. As of the date hereof, the Shares listed on Exhibit A beside such Stockholding name under the caption "Number of Shares" are the only Shares owned of record or beneficially by such Stockholder.

         SECTION 4.4. No Finder's Fees. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder (except as may be reflected in Section 3.18 of the Merger Agreement). Such Stockholder, on behalf of itself and its affiliates, hereby acknowledges that it is not entitled to receive any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby or by the Merger Agreement.



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                                    ARTICLE V

                        REPRESENTATIONS AND WARRANTIES OF
                              PARENT AND PURCHASER

         Parent and Purchaser hereby, jointly and severally, represent and warrant to the Stockholder as follows:

         SECTION 5.1. Due Organization, Authorization, etc. Purchaser and Parent are duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation. Purchaser and Parent have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by each of Purchaser and Parent have been duly authorized by all necessary corporate action on the part of Purchaser and Parent, respectively. This Agreement has been duly executed and delivered by each of Purchaser and Parent and constitutes a legal, valid and binding obligation of each of Purchaser and Parent, enforceable against Purchaser and Parent in accordance with its terms.

         SECTION 5.2. Investment Intent. Parent will be acquiring the Owned Shares pursuant to the Exchange for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1. Definitions. Terms used but not otherwise defined in this Agreement have the meanings ascribed to such terms in the Merger Agreement.

         SECTION 6.2. Termination. This Agreement shall terminate and be of no further force and effect (i) upon the written mutual consent of the parties hereto or (ii) automatically and without any required action of the parties hereto upon the termination of the Merger Agreement prior to the Effective Time in accordance with its terms. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

         SECTION 6.3. Further Assurance. From time to time, at another party's request and without additional consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         SECTION 6.4. Certain Events. Each Stockholder agrees that this Agreement and the Stockholder's obligations hereunder shall attach to the Owned Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Owned Shares shall pass, whether by operation of law or otherwise. Notwithstanding any transfer of the Owned Shares, the transferor shall remain liable for the performance of all its obligations under this Agreement.



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         SECTION 6.5. Specific Performance. Each Stockholder acknowledges that if such Stockholder fails to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to Parent and Purchaser for which money damages would not be an adequate remedy. In such event, each Stockholder agrees that each of Parent and Purchaser shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if Parent or Purchaser should institute an action or proceeding seeking specific enforcement of the provisions hereof, each Stockholder hereby waives the claim or defense that Parent or Purchaser, as the case may be, has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. Each Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

         SECTION 6.6. Notice. All notices, requests, claims demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a)  If to Parent or Purchaser:     D&B Holdings I, Inc.
                                             D&B Acquisition Sub, Inc.
                                             c/o Gibson, Dunn & Crutcher LLP
                                             200 Park Avenue
                                             New York, New York  10166
                                             Telecopier: 212-351-4065
                                             Attention: E. Michael Greaney, Esq.

         (b)  If to a Stockholder:           To the appropriate address shown
                                             on Exhibit A.

               with a copy to:               Bruce H. Hallett, Esq.
                                             Hallett & Perrin, P.C.
                                             2001 Bryan Street, Suite 3900
                                             Dallas, Texas  75201
                                             Telecopier: 214-922-4170

         SECTION 6.7. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 6.8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.



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         SECTION 6.9. Entire Agreement; No Third-Party Beneficiaries. This
Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, and this Agreement is not intended to confer upon any person, other than the parties hereto, any rights or remedies.

         SECTION 6.10. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties; provided, however, that Parent or Purchaser may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of Parent, but no such assignment shall relieve Parent or Purchaser of its obligations hereunder if such assignee does not perform such obligations.

         SECTION 6.11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto (a) hereby irrevocably and unconditionally consents to submit to the personal jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) shall not object to or attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) shall not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court.

         SECTION 6.12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 6.13. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         SECTION 6.14. Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and
(c) waive compliance by the other parties hereto with any of their agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

         SECTION 6.15. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.



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                  IN WITNESS WHEREOF, Parent, Purchaser and the Stockholder have caused this Agreement to be executed as of the date first written above.

                                  D&B HOLDINGS, INC.

                                  By:      /s/ Simon Moore
                                     -------------------------------------------
                                  Name: Simon Moore
                                  Title: President


                                  D&B ACQUISITION SUB, INC.

                                  By:    /s/ Simon Moore
                                     -------------------------------------------
                                  Name: Simon Moore
                                  Title: President


                                         /s/ David O. Cooriveau
                                  ----------------------------------------------
                                             David O. Corriveau


                                         /s/ James W. Corley
                                  ----------------------------------------------
                                             James W. Corley


                                       /s/ W. C. Hammett, Jr.
                                  ----------------------------------------------
                                       William C. Hammett, Jr.


                                        /s/ Walter S. Henrion
                                  ----------------------------------------------
                                            Walter S. Henrion


                                  FIFTEEN, L.P.

                                  By:   /s/ David O. Corriveau
                                     -------------------------------------------
                                  Name:   David O. Corriveau
                                  Title:  General Partner

                                  WENTWORTH INVESTMENTS, L.P.

                                  By:   /s/ James W. Corley
                                     -------------------------------------------
                                  Name:   James W. Corley
                                  Title:  General Partner



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